                                  EXHIBIT 21.1
              LIST OF SUBSIDIARIES OF REGISTRANT AS OF 12/31/98


A.   SUBSIDIARIES OF THE MILLS CORPORATION


==========================================================================================================
                    NAME                                 STATE OF                         FICTITIOUS
                                                 FORMATION & QUALIFICATION              BUSINESS NAMES
----------------------------------------------------------------------------------------------------------
  Franklin Mills GP, Inc.                     Delaware                          N/A
                                              District of Columbia
                                              Pennsylvania
----------------------------------------------------------------------------------------------------------
  Liberty Plaza GP, Inc.                      Delaware                          N/A
                                              Pennsylvania
----------------------------------------------------------------------------------------------------------
  Potomac Gurnee Finance Corp.                Delaware                          N/A
                                              Virginia
----------------------------------------------------------------------------------------------------------
  The Mills GP, Inc.                          Delaware                          N/A
                                              District of Columbia
                                              Florida
                                              South Carolina
                                              Virginia
----------------------------------------------------------------------------------------------------------
  Washington Potomac Partners Corp.           Delaware                          N/A
                                              Virginia
----------------------------------------------------------------------------------------------------------
  The Mills Limited Partnership               Delaware
                                              Arizona                           Chandler Mills Limited
                                                                                  Partnership
                                              California                        Delaware Mills Limited
                                                                                  Partnership
                                              District of Columbia
                                              Florida                           The Mills Limited
                                                                                 Partnership of
                                                                                 Delaware
                                              Georgia
                                              Illinois
                                              Maryland


----------------------------------------------------------------------------------------------------------

                                              New Jersey
                                              North Carolina                    Delaware Mills
                                                                                  (Concord) Limited
                                                                                  Partnership
                                              Ohio
                                              Pennsylvania                      Delaware Mills Limited
                                                                                  Partnership
                                              South Carolina
                                              Texas                             The Delaware Mills
                                                                                  Limited Partnership
                                              Virginia
----------------------------------------------------------------------------------------------------------
  Sawgrass Finance L.L.C.                     Delaware                          N/A
----------------------------------------------------------------------------------------------------------
  Ontario Mills Financial Corp                Delaware                          N/A
==========================================================================================================


B.   SUBSIDIARIES OF THE MILLS LIMITED PARTNERSHIP


===========================================================================================================
                    NAME                              STATE OF                         FICTITIOUS
                                                     FORMATION &                     BUSINESS NAMES
                                                    QUALIFICATION
-----------------------------------------------------------------------------------------------------------
  Arizona Mills, L.L.C.                       Delaware                          N/A
                                              Arizona
                                              Michigan
-----------------------------------------------------------------------------------------------------------
  Candlestick Mills Limited Partnership       Delaware
-----------------------------------------------------------------------------------------------------------
  Candlestick Mills, L.L.C.                   Delaware
                                              California
-----------------------------------------------------------------------------------------------------------
  Concord Mills Limited                       Delaware                          N/A
  Partnership                                 North Carolina
-----------------------------------------------------------------------------------------------------------
  Concord Mills Residual III, L.L.C.          Delaware
                                              North Carolina
-----------------------------------------------------------------------------------------------------------
  Concord Mills Residual III Limited          Delaware
  Partnership                                 North Carolina
-----------------------------------------------------------------------------------------------------------
  Concord Mills, L.L.C.                       Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  Coopers Crossing Associates                 New Jersey                        N/A
  (MLP) Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Coopers Crossing L.L.C.                     Delaware                          N/A
                                              New Jersey
-----------------------------------------------------------------------------------------------------------
  Crosswinds Center Associates                District of Columbia              N/A
  of St. Petersburg (MLP)                     Florida
  Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Crosswinds L.L.C.                           Delaware                          N/A
                                              District of Columbia
                                              Florida                           Crosswinds L.L.C. of
                                                                                   DE, L.C.

-----------------------------------------------------------------------------------------------------------
  Echo Hills Center Associates (MLP)          Virginia                          N/A
  Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Fashion Center Associates of                Illinois                          N/A
  Illinois No. 1 (MLP) Limited
  Partnership
-----------------------------------------------------------------------------------------------------------
  Fashion Center L.L.C.                       Delaware                          N/A
                                              Illinois
-----------------------------------------------------------------------------------------------------------
  Fashion Place Associates,                   Delaware                          N/A
  L.L.C.                                      South Carolina
-----------------------------------------------------------------------------------------------------------
  Fashion Place Associates                    South Carolina                    N/A
  Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Franklin Mills Associates                   District of Columbia              N/A
  Limited Partnership                         Pennsylvania
-----------------------------------------------------------------------------------------------------------
  Franklin Mills, L.L.C.                      Delaware
                                              District of Columbia
                                              Pennsylvania
-----------------------------------------------------------------------------------------------------------
  Germantown Development                      Maryland                          N/A
  Associates (MLP) Limited
  Partnership
-----------------------------------------------------------------------------------------------------------
  Germantown Development                      Delaware                          N/A
  Associates L.L.C.                           Maryland                          Maryland Germantown
                                                                                   Development
                                                                                   Associates, L.L.C.
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Limited                     Delaware                          N/A
  Partnership                                 Texas
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Operating                   Delaware                          N/A
  Company, L.L.C.                             Texas
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Development                 Delaware                          N/A
  Company, L.L.C.                             Texas

-----------------------------------------------------------------------------------------------------------
  Gurnee Mills (MLP) Limited                  Illinois                          N/A
  Partnership
-----------------------------------------------------------------------------------------------------------
  Gurnee Mills L.L.C.                         Delaware                          N/A
                                              Illinois
-----------------------------------------------------------------------------------------------------------
  Gurnee Mills II L.L.C.                      Delaware                          N/A
                                              Illinois
-----------------------------------------------------------------------------------------------------------
  Gwinnett L.L.C.                             Delaware                          N/A
                                              Georgia
-----------------------------------------------------------------------------------------------------------
  Gwinnett Marketfair                         Georgia                           N/A
  Associates Limited
  Partnership
-----------------------------------------------------------------------------------------------------------
  Hunt Club Road Properties                   Illinois                          N/A
  Associates Limited
  Partnership
-----------------------------------------------------------------------------------------------------------
  Katy Mills Limited Partnership              Delaware
-----------------------------------------------------------------------------------------------------------
  Katy Mills, L.L.C.                          Delaware
-----------------------------------------------------------------------------------------------------------
  Liberty Plaza Limited                       Delaware
  Partnership                                 Pennsylvania                      Delaware Liberty Plaza
                                                                                 Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Liberty Plaza, L.L.C.                       Delaware                          N/A
                                              Pennsylvania
-----------------------------------------------------------------------------------------------------------
  Mainstreet Retail Limited                   Delaware
  Partnership                                 Arizona                           Delaware Mainstreet
                                                                                  Retail Limited
                                                                                  Partnership
                                              California
                                              Florida
                                              Illinois
                                              Maryland
                                              Ohio
                                              Pennsylvania
                                              South Carolina
                                              Texas
                                              Virginia

-----------------------------------------------------------------------------------------------------------
  Management Associates                       Delaware
  Limited Partnership                         Florida
                                              Georgia
                                              Illinois
                                              Maryland
                                              New jersey
                                              Ohio
                                              Pennsylvania
                                              South Carolina
                                              Virginia
-----------------------------------------------------------------------------------------------------------
  Meadowlands Mills L.L.C.                    Delaware                          N/A
                                              New Jersey
-----------------------------------------------------------------------------------------------------------
  Meadowlands Mills Limited Partnership       Delaware
-----------------------------------------------------------------------------------------------------------
  Mills-Kan Am Columbus/                      Delaware                          N/A
  Sawgrass Limited                            Florida
  Partnership
-----------------------------------------------------------------------------------------------------------
  Mills-Kan Am Sawgrass                       Delaware
  Phase 3 Limited Partnership                 Florida
-----------------------------------------------------------------------------------------------------------
  Mills International Acquisitions            Luxembourg                        N/A
  (Luxembourg) S.a.r.l.                       Canada
-----------------------------------------------------------------------------------------------------------
  Mills Management L.L.C.                     Delaware                          N/A
                                              California
                                              Florida
                                              Illinois
                                              Maryland
                                              Ohio
                                              South Carolina
-----------------------------------------------------------------------------------------------------------
  Mills Ontario Acquisitions L.L.C.           Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  Mills Texas Acquisitions Limited            Delaware                          N/A
  Partnership
-----------------------------------------------------------------------------------------------------------
  Mills Texas Acquisitions, L.L.C.            Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  MillsServices Corp.                         Arizona
                                              Delaware
                                              California
                                              District of Columbia
                                              Florida
                                              New Jersey
                                              North Carolina
                                              Ohio                              MillsServices Corp. of
                                                                                  Ohio
                                              Texas
                                              Virginia                          MillsServices Corp. of
                                                                                  Virginia
-----------------------------------------------------------------------------------------------------------
  Montgomery Village                          Maryland                          N/A
  Associates (MLP) Limited
  Partnership

-----------------------------------------------------------------------------------------------------------
  Montgomery Village                          Delaware
  Associates L.L.C.                           Maryland                          Maryland Montgomery
                                                                                 Village Associates
                                                                                 L.L.C.
-----------------------------------------------------------------------------------------------------------
  Montgomery Village Ground                   Maryland                          N/A
  (MLP) Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Montgomery Village Ground                   Delaware                          N/A
  L.L.C.                                      Maryland
-----------------------------------------------------------------------------------------------------------
  Mount Prospect Plaza (MLP)                  Illinois                          N/A
  Limited Partnership
-----------------------------------------------------------------------------------------------------------
  Mount Prospect Plaza L.L.C.                 Delaware                          N/A
                                              Illinois
-----------------------------------------------------------------------------------------------------------
  Ontario Mills Limited Partnership           Delaware
                                              California
-----------------------------------------------------------------------------------------------------------
  Ontario Mills L.L.C.                        Delaware                          N/A
                                              California
-----------------------------------------------------------------------------------------------------------
  Ontario Mills Finance, L.L.C.               Delaware                          N/A
                                              California
-----------------------------------------------------------------------------------------------------------
  Opry Mills, L.L.C.                          Delaware
                                              Tennessee
-----------------------------------------------------------------------------------------------------------
  Opry Mills Limited Partnership              Delaware                          N/A
                                              Tennessee
-----------------------------------------------------------------------------------------------------------
  Orange City Mills Limited                   Delaware                          N/A
  Partnership                                 California
-----------------------------------------------------------------------------------------------------------
  Orange City Mills, L.L.C                    Delaware
                                              California
-----------------------------------------------------------------------------------------------------------
  Potomac Mills L.L.C.                        Delaware                          N/A
                                              Virginia
-----------------------------------------------------------------------------------------------------------
  Potomac Mills Limited                       Virginia                          N/A
  Partnership
-----------------------------------------------------------------------------------------------------------
  Sawgrass Mills Phase II                     Delaware                          N/A
  Limited Partnership                         Florida
-----------------------------------------------------------------------------------------------------------
  Sawgrass Mills Phase II,                    Delaware                          N/A
  L.L.C.                                      Florida
-----------------------------------------------------------------------------------------------------------
  Sunrise Mills (MLP) Limited                 District of Columbia              N/A
  Partnership                                 Florida
-----------------------------------------------------------------------------------------------------------
  Sunrise Mills L.L.C.                        Delaware                          N/A
                                              District of Columbia
                                              Florida                           Sunrise Mills of
                                                                                   Sunrise L.C.

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

-----------------------------------------------------------------------------------------------------------
  West Falls Church L.L.C.                    Delaware                          N/A
                                              Virginia
-----------------------------------------------------------------------------------------------------------
  WPFC/Mills Development                      Delaware                          N/A
  Company, L.L.C
===========================================================================================================


C.   SUBSIDIARIES OF MILLSSERVICES CORP.


===========================================================================================================
                    NAME                           STATE OF                         FICTITIOUS
                                                  FORMATION &                     BUSINESS NAMES
                                                 QUALIFICATION
-----------------------------------------------------------------------------------------------------------
  Concord Mills Residual                      Delaware                          N/A
  Limited Partnership                         North Carolina
-----------------------------------------------------------------------------------------------------------
  Concord Mills Residual,                     Delaware                          N/A
  L.L.C.
-----------------------------------------------------------------------------------------------------------
  Franklin Mills Residual Corp.               Delaware                          N/A
                                              District of Columbia
                                              Pennsylvania

-----------------------------------------------------------------------------------------------------------
  Franklin Mills Residual                     District of
  Limited Partnership                         Columbia
                                              Pennsylvania
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Finance Corp.               Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Residual Limited            District of Columbia
  Partnership                                 Pennsylvania
-----------------------------------------------------------------------------------------------------------
  Grapevine Mills Residual Operating Company, Delaware
  L.L.C.                                      Texas
-----------------------------------------------------------------------------------------------------------
  Mainstreet Retail, Inc.                     Delaware
-----------------------------------------------------------------------------------------------------------
  Mainstreet Ventures, Inc.                   Delaware
-----------------------------------------------------------------------------------------------------------
  Manufacturers@ The Mills Corp.              Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  Mills Enterprises, Inc.                     Delaware                          N/A
-----------------------------------------------------------------------------------------------------------
  MillsServices Canada Corp.                  Ontario                           N/A
                                              Canada
-----------------------------------------------------------------------------------------------------------
  Mills USA, L.L.C.                           Delaware
-----------------------------------------------------------------------------------------------------------
  MillsServices of Grapevine,                 Delaware                          N/A
  Inc.                                        Texas
-----------------------------------------------------------------------------------------------------------
  MTS Services of Tempe,                      Delaware                          N/A
  L.L.C.                                      Arizona
                                              Michigan
-----------------------------------------------------------------------------------------------------------
  Ontario Mills Residual Limited Partnership  Delaware
                                              California
-----------------------------------------------------------------------------------------------------------
  Ontario Mills Residual,                     Delaware                          N/A
  L.L.C.                                      California
-----------------------------------------------------------------------------------------------------------
  Potomac Title Services, Inc.                Florida                           N/A
-----------------------------------------------------------------------------------------------------------
  Premises Providers, Inc.                    Maryland                          N/A
                                              Arizona
                                              California
                                              District of Columbia
                                              Florida
                                              Illinois
                                              North Carolina
                                              Ohio
                                              Pennsylvania
                                              Texas
                                              Virginia
                                              Wisconsin
-----------------------------------------------------------------------------------------------------------
  WSM South Florida Corp.                     Florida                           N/A
                                              District of Columbia
===========================================================================================================

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